                                                                    EXHIBIT 20.1

CREDIT SUISSE FIRST BOSTON

                     COMPASS BANK AUTO OWNER TRUST 1958-A                 Page 1
                             COMPASS BANK-SERVICER
             COMPASS BANK "ALABAMA",COMPASS BANK "TEXAS" -SELLERS

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                                              $401,460,879.06
     (B) Total Securities Balance                                                                             $401,460,879.06
     (C) Class A-1 Notes
        (i)   Class A-1 Notes Balance                                                                         $127,235,000.00
        (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                                      31.69%
        (iii) Class A-1 Notes Rate                                                                                      5.659%
        (iv)  Class A-1 Notes Accrual Basis                                                                        Actual/360
     (D) Class A-2 Notes
        (i)   Class A-2 Notes Balance                                                                          $81,700,000.00
        (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                                      20.35%
        (iii) Class A-2 Notes Rate                                                                                      5.709%
        (iv)  Class A-2 Notes Accrual Basis                                                                        Actual/360
     (E) Class A-3 Notes
        (i)   Class A-3 Notes Balance                                                                         $170,445,000.00
        (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                       42.46%
        (iii) Class A-3 Notes Rate                                                                                       5.90%
        (iv)  Class A-3 Notes Accrual Basis                                                                            30/360
     (F) Certificates
        (i)   Certificates Balance                                                                             $22,080,879.06
        (ii)  Certificates Percentage (G(i)/B)                                                                           5.50%
        (iii) Certificates Rate                                                                                          6.65%
        (iv)  Certificates Accrual Basis                                                                               30/360
     (G) Servicing Fee Rate                                                                                              1.00%
     (H) Portfolio Summary
        (i)   Weighted Average Coupon (WAC)                                                                              9.84%
        (ii)  Weighted Average Original Maturity (WAOM)                                                                 57.79 months
        (iii) Weighted Average Remaining Maturity (WAM)                                                                 42.37 months
        (iv)  Number of Receivables                                                                                    35,744
     (I) Reserve Account
        (i)   Reserve Account Initial Deposit Percentage                                                                 0.25%
        (ii)  Reserve Account Initial Deposit                                                                   $1,003,652.20
        (iii) Specified Reserve Account Balance (greater of J(iii)(a or b) if 1.5% loss and delinquency triggers not hitwise J(iii)(c))
              (a) Percent of Original Securities Balance                                                                 1.00%
              (b) Trigger Percent of Remaining Securities Balance                                                        6.00%

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                              $335,224,627.38
     (B) Total Securities Balance                                                                             $335,224,627.38
     (C) Cumulative Note and Certificate Pool Factor                                                                0.8350119
     (D) Class A-1 Notes
        (i)   Class A-1 Notes Balance                                                                          $60,998,748.32
        (ii)  Class A-1 Notes Pool Factor                                                                           0.4794180
        (iii) Class A-1 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-1 Notes Principal Carryover Shortfall                                                             $0.00
     (E) Class A-2 Notes
        (i)   Class A-2 Notes Balance                                                                          $81,700,000.00
        (ii)  Class A-2 Notes Pool Factor                                                                           1.0000000
        (iii) Class A-2 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-2 Notes Principal Carryover Shortfall                                                             $0.00
     (F) Class A-3 Notes
        (i)   Class A-3 Notes Balance                                                                         $170,445,000.00
        (ii)  Class A-3 Notes Pool Factor                                                                           1.0000000
        (iii) Class A-3 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-3 Notes Principal Carryover Shortfall                                                             $0.00
     (G) Certificates
        (i)   Certificates Balance                                                                             $22,080,879.06
        (ii)  Certificates Pool Factor                                                                              1.0000000
        (iii) Certificates Interest Carryover Shortfall                                                                 $0.00
        (iv)  Certificates Principal Carryover Shortfall                                                                $0.00
     (H) Servicing Fee
        (i)   Servicing Fee Shortfall                                                                                   $0.00
     (I) End of Prior Month Account Balances
        (i)   Reserve Account                                                                                   $2,447,514.81
     (J) Net Losses as of End of Prior Month
        (i)   Cumulative Net Losses for All Prior Periods                                                          $72,575.76
        (ii)  Net Losses for Second Preceding Period                                                                     0.05%
        (iii) Net Losses for Preceding Period                                                                            0.21%
     (K) Delinquencies as of End of Prior Month
        (i)   Delinquency Ratio for Preceding Period                                                                     0.07%
        (ii)  Delinquency Ratio for Second Preceding Period                                                              0.05%
     (L) Portfolio  Summary  as of End of  Prior  Month
        (i)   Weighted  Average Coupon (WAC)                                                                             9.36%
        (ii)  Weighted  Average  Remaining  Maturity  (WAM)                                                             38.11 months
        (iii) Number of Receivables                                                                                    32,587
     (M) Previous Month Distribution Date                                                                            10/15/98

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Receivables Principal
        (i)   Principal Collections                                                                           $ 16,075,832.64
        (ii)  Prepayments in Full                                                                                       $0.00
        (iii) Repurchased Loan Proceeds Related to Principal                                                            $0.00
        (iv)  Other Refunds Related to Principal                                                                        $0.00
     (B) Receivables Interest
        (i)   Interest Collections                                                                             $ 2,852,070.71
        (ii)  Repurchased Loan Proceeds Related to Interest                                                             $0.00
     (C) Portfolio  Summary  as of End of  Month
        (i)   Weighted  Average  Coupon (WAC)                                                                           10.21%
        (ii)  Weighted Average Remaining  Maturity (WAM)                                                                37.27 months
        (iii) Remaining Number of Receivables                                                                          31,811
     (D) Delinquent Receivables                                 Dollar Amount                        #  Units
                                                                --------------                       --------
        (i)   30-59 Days Delinquent                    $   242,494             0.08%             383         1.20%
        (ii)  60-89 Days Delinquent                      86,286.99             0.03%              85         0.27%
        (ii)  90 Days or More Delinquent                193,656.19             0.06%             120         0.38%
     (M) Current Month Distribution Date                                                                             11/16/98

                                                                    EXHIBIT 20.1

CREDIT SUISSE FIRST BOSTON

                     COMPASS BANK AUTO OWNER TRUST 1998-A                 Page 2
                             COMPASS BANK - SERVICER
              COMPASS BANK "ALABAMA", COMPASS BANK "TEXAS" - SELLERS


IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Reserve Account Investment Income                                                        $9,563.15
     (B) Collection Account Investment Income                                                    $73,069.02
     (C) Total Liquidations                                                                           $0.00
     (D) Gross Losses for Collection Period                                                     $169,808.63
     (E) Liquidated Receivables Information
        (i)   Liquidation Proceeds Related to Principal                                               $0.00
        (ii)  Liquidation Proceeds Related to Interest                                                $0.00
        (iii) Recoveries from Prior Month Charge Offs                                                 $0.00
        (iv) Aggregate Net Losses for Collection Period                                         $169,808.63
     (F) Days in Accrual Period                                                                          32
     (G) Deal age                                                                                         4

                                                        MONTHLY COLLECTIONS
                                                        -------------------

V. INTEREST COLLECTIONS
-----------------------
     (A) Interest Collections                                                                 $2,852,070.71
     (B) Repurchased Loan Proceeds Related to Interest                                                 0.00
     (C) Recoveries from Prior Month Charge Offs                                                       0.00
                                                                                    ------------------------
     (E) Total Interest Collections                                                           $2,852,070.71

VI. PRINCIPAL COLLECTIONS
-------------------------
     (A) Principal Payments Received                                                         $16,075,832.64
     (B) Liquidation Proceeds                                                                          0.00
     (C) Repurchased Loan Proceeds Related to Principal                                                0.00
     (D) Other Refunds Related to Principal                                                            0.00
                                                                                    ------------------------
     (E) Total Principal Collections                                                         $16,075,832.64

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS                                                $18,927,903.35
---------------------------------------------

                                                       MONTHLY DISTRIBUTIONS
                                                       ---------------------

VIII. FEE DISTRIBUTIONS
-----------------------
     (A) Reserve Account Investment Income                                                        $9,563.15
     (B) Collection Account Investment Income                                                    $73,069.02
     (C) Servicing Fee
        (i)   Servicing Fee Due                                                                 $279,353.86
        (ii)  Servicing Fee Paid                                                                 279,353.86
                                                                                    ------------------------
        (iii) Servicing Fee Shortfall                                                                 $0.00

IX. INTEREST DISTRIBUTIONS
--------------------------
     (A) Class A-1 Notes
        (i)   Class A-1 Notes Interest Due                                                      $306,837.26
        (ii)  Class A-1 Notes Interest Paid                                                      306,837.26
                                                                                    ------------------------
        (iii) Class A-1 Notes Interest Shortfall                                                      $0.00
     (B) Class A-2 Notes
        (i)   Class A-2 Notes Interest Due                                                      $414,600.27
        (ii)  Class A-2 Notes Interest Paid                                                      414,600.27
                                                                                    ------------------------
        (iii) Class A-2 Notes Interest Shortfall                                                      $0.00
     (C) Class A-3 Notes
        (i)   Class A-3 Notes Interest Due                                                      $838,021.25
        (ii)  Class A-3 Notes Interest Paid                                                      838,021.25
                                                                                    ------------------------
        (iii) Class A-3 Notes Interest Shortfall                                                      $0.00
     (D) Total Note Interest
        (i)   Total Note Interest Due                                                         $1,559,458.78
        (ii)  Total Note Interest Paid                                                         1,559,458.78
                                                                                    ------------------------
        (iii) Total Note Interest Shortfall                                                           $0.00
     (E) Certificates
        (i)   Certificates Interest Due                                                         $122,364.87
        (ii)  Certificates Monthly Interest Paid                                                 122,364.87
                                                                                    ------------------------
        (iii) Certificates Monthly Interest Shortfall                                                 $0.00
     (F) Total Note and Certificate Interest
        (i)   Total Note and Certificate Interest Due                                         $1,681,823.65
        (ii)  Total Note and Certificate Interest Paid                                         1,681,823.65
                                                                                    ------------------------
        (iii) Total Note and Certificate Interest Shortfall                                           $0.00
     (G) Excess Fund Available                                                                16,966,725.85


X. PRINCIPAL DISTRIBUTIONS
--------------------------
     (A) Noteholders' Principal Distribution Amounts                                         $16,245,641.27
     (B) Class A-1 Notes Principal
        (i)   Class A-1 Notes Principal Due                                                  $16,245,641.27
        (ii)  Class A-1 Notes Principal Paid                                                  16,245,641.27
                                                                                    ------------------------
        (iii) Class A-1 Notes Principal Shortfall                                                     $0.00
        (iv) Reserve Fund drawn                                                                       $0.00
     (C) Class A-2 Notes Principal
        (i)   Class A-2 Notes Principal Due                                                           $0.00
        (ii)  Class A-2 Notes Principal Paid                                                           0.00
                                                                                    ------------------------
        (iii) Class A-2 Notes Principal Shortfall                                                     $0.00
        (iv) Reserve Fund drawn                                                                       $0.00
     (D) Class A-3 Notes Principal
        (i)   Class A-3 Notes Principal Due                                                           $0.00
        (ii)  Class A-3 Notes Principal Paid                                                           0.00
                                                                                    ------------------------
        (iii) Class A-3 Notes Principal Shortfall                                                     $0.00
        (iv) Reserve Fund drawn                                                                       $0.00
     (E) Total Notes Principal
        (i)   Total Notes Principal Due                                                      $16,245,641.27
        (ii)  Total Notes Principal Paid                                                      16,245,641.27
                                                                                    ------------------------
        (iii) Total Notes Principal Shortfall                                                         $0.00
        (iv) Reserve Fund drawn                                                                       $0.00
     (F) Certificates Principal
        (i)   Certificates Principal Due                                                              $0.00
        (ii)  Certificates Principal Paid                                                              0.00
                                                                                    ------------------------
        (iii) Certificates Principal Shortfall                                                        $0.00
        (iv) Release to Servicer                                                                      $0.00
     (G) Total Notes and Certificates Principal

                                                                    EXHIBIT 20.1

CREDIT SUISSE FIRST BOSTON

                     COMPASS BANK AUTO OWNER TRUST 1998-A                 Page 3
                            COMPASS BANK - SERVICER
          COMPASS BANK "ALABAMA", COMPASS BANK TRUST "TEXAS" -SELLERS

        (i)   Total Notes and Certificates Principal Due                                                   $16,245,641.27
        (ii)  Total Notes and Certificates Principal Paid                                                   16,245,641.27
                                                                                                          ---------------
        (iii) Total Notes and Certificates Principal Shortfall                                             $         0.00

                                                         DISTRIBUTIONS SUMMARY
                                                         ---------------------
     (A) Total Collections                                                                                    $ 18,927,903.35
     (B) Amount of Draw from Reserve Account                                                                             0.00
     (C) Total Distributions                                                                                    18,206,818.77
     (D) Amount of Deposit available into Reserve Account                                                          721,084.58

                                                     PORTFOLIO AND SECURITY SUMMARY
                                                     ------------------------------
                                                                                    Beginning                      End
XI.  POOL BALANCES AND PORTFOLIO INFORMATION                                        of Period                   of Period
--------------------------------------------                                  -------------------------     -------------------
     (A) Balances and Principal Factors
        (i)    Aggregate Balance of Notes                                        $313,143,748.32              $296,898,107.05
        (ii)   Note Pool Factor                                                        0.8350119                    0.7825877
        (iii)  Class A-1 Notes Balance                                             60,998,748.32                44,753,107.05
        (iv)   Class A-1 Notes Pool Factor                                             0.4794180                    0.3517358
        (v)    Class A-2 Notes Balance                                             81,700,000.00                81,700,000.00
        (vi)   Class A-2 Notes Pool Factor                                             1.0000000                    1.0000000
        (vii)  Class A-3 Notes Balance                                            170,445,000.00               170,445,000.00
        (viii) Class A-3 Notes Pool Factor                                             1.0000000                    1.0000000
        (iv)   Certificates Balance                                                22,080,879.06                22,080,879.06
        (x)    Certificates Pool Factor                                                1.0000000                    1.0000000
        (xi)   Total Principal Balance of Notes and Certificates                  335,224,627.38               318,978,986.11
     (B) Portfolio Information
        (i)   Weighted Average Coupon (WAC)                                                 9.36%                       10.21%
        (ii)  Weighted Average Remaining Maturity (WAM)                                    38.11 months                 37.27 months
        (iii) Remaining Number of Receivables                                             32,587                       31,811
        (iv)  Portfolio Receivable Balance                                       $335,224,627.38              $318,978,986.11

                                                   SUMMARY OF ACCOUNTS
                                                   ------------------
XII. RECONCILIATION OF RESERVE ACCOUNT
--------------------------------------
     (A) Beginning Reserve Account Balance                                                                    $  2,447,514.81
     (B) Draws
        (i)   Draw for Servicing Fee                                                                                     0.00
        (ii)  Draw for Interest                                                                                          0.00
        (iii) Draw for Realized Losses                                                                                   0.00
     (C) Excess Interest Deposited into the Reserve Account                                                        721,084.58
     (D) Reserve Account Balance Prior to Release                                                                3,168,599.39
     (E) Reserve Account Required Amount                                                                         4,014,608.79
     (F) Final Reserve Account Required Amount                                                                   4,014,608.79
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Ending Reserve Account Balance                                                                          3,168,599.39

XIII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
        (i)   Liquidation Proceeds Related to Principal                                                       $          0.00
        (ii)  Net Liquidation Proceeds Received During the Collection Period                                             0.00
        (iii) Recoveries on Previously Liquidated Contracts                                                              0.00
     (B) Aggregate Net Losses for Collection Period                                                                169,808.63
     (C) Net Loss Rate for Collection Period (annualized)                                                                0.62%
     (D) Cumulative Net Losses for all Periods                                                                     242,384.39
     (E) Delinquent Receivables                                 Dollar Amount                   #  Units
                                                                --------------                  --------
        (i)   30-59 Days Delinquent                       $ 242,493.55      0.08%          383            1.20%
        (ii)  60-89 Days Delinquent                       $  86,286.99      0.03%           85            0.27%
        (ii)  90 Days or More Delinquent                  $ 193,656.19      0.06%          120            0.38%

XIV. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Cumulative Net Losses
        (i)   Second Preceding Collection Period                                                                          0.05%
        (ii)  Preceding Collection Period                                                                                 0.21%
        (iii) Current Collection Period                                                                                   0.62%
     (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
         Outstanding Balance of Receivables.
        (i)   Second Preceding Collection Period                                                                          0.05%
        (ii)  Preceding Collection Period                                                                                 0.07%
        (iii) Current Collection Period                                                                                   0.09%
        (iv) Three Month Average (Avg(i,ii,iii))                                                                          0.07%
     (C) Loss and Delinquency Trigger Indicator                                                            Trigger was not hit.